Exhibit 31.1
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                                  CERTIFICATION


I, Howard S. Modlin, Chairman of the Board, President and Chief Executive Officer of General DataComm Industries, Inc. (the Company) certify that:

1.   I have reviewed this Report on Form 10-K/A (the "Report") of the Company.

2. Based on my knowledge, this Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Report.

                                          /s/ HOWARD S. MODLIN
                                          -------------------------------------
Date:  February 24, 2005                  Howard S. Modlin
                                          Chairman of the Board, President and
                                          Chief Executive Officer

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